UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 7, 2020
Date of Report (date of earliest event reported)
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CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38069	26-2922329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
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395 Page Mill Road
Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	CLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2020, Robert Bearden, the President and Chief Executive Officer of Cloudera, Inc. (the “Company”), voluntarily forfeited restricted stock units to purchase 275,000 shares of the Company’s common stock previously granted in connection with Mr. Bearden’s appointment as the Company’s President and Chief Executive Officer effective January 13, 2020 (the forfeited restricted stock units, the “RSUs”). Mr. Bearden informed the Company that he forfeited the RSUs in order to facilitate making equity grants of approximately the same number of restricted stock units to the Company’s non-executive employees in recognition of a reduction to their cash bonuses for the remainder of fiscal year 2021 as a result of COVID-19 and other business factors without resulting in additional dilution to the Company’s stockholders. In connection with the forfeiture of the RSUs, on May 6, 2020, Mr. Bearden entered into an amendment of his employment offer letter (the “Amendment”) to reflect the forfeiture of the RSUs. The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10‑Q for the fiscal quarter ended July 31, 2020.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 7, 2020	CLOUDERA, INC.

	By:	/s/ David Howard
	Name:	David Howard
	Title:	Chief Legal Officer